JARDINE FLEMING
CHINA REGION FUND, INC.
--------------------------------------------------------------------------------

Annual Report
December 31, 1998

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

JFCRM-AR-98                                                   F01-051  12/31/98


JARDINE FLEMING
CHINA REGION FUND, INC.

Contents
--------------------------------------------------------------------------------

                                                                            Page

Objectives                                                                     1
--------------------------------------------------------------------------------

Management                                                                     1

--------------------------------------------------------------------------------

Market Information                                                             1

--------------------------------------------------------------------------------

Highlights                                                                     2

--------------------------------------------------------------------------------

Investment Review                                                              3

--------------------------------------------------------------------------------

Major Holdings                                                                 5

--------------------------------------------------------------------------------

Investment Portfolio                                                           7

--------------------------------------------------------------------------------

Statement of Assets and Liabilities                                           13

--------------------------------------------------------------------------------

Statement of Operations                                                       14

--------------------------------------------------------------------------------

Statements of Changes in Net Assets                                           15

--------------------------------------------------------------------------------

Financial Highlights                                                          16

--------------------------------------------------------------------------------

Notes to Financial Statements                                                 17

--------------------------------------------------------------------------------

Year 2000 Processing Issue                                                    19

--------------------------------------------------------------------------------

Report of Independent Accountants                                             20

--------------------------------------------------------------------------------

Dividend Reinvestment and Cash Purchase Plan                                  21

--------------------------------------------------------------------------------

Directors and Administration                                                  22

--------------------------------------------------------------------------------


JARDINE FLEMING
CHINA REGION FUND, INC.


Objectives
--------------------------------------------------------------------------------

     Jardine Fleming China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau-collectively, the China Region.

     The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.

    The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to become further integrated now that Hong Kong has reverted to Chinese sovereignty and Macau is slated to follow. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.


Management
--------------------------------------------------------------------------------

     Jardine Fleming International Management Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio. JFIM is part of the Jardine Fleming group, which has a team of investment managers in the Asia Pacific region managing approximately $21 billion in funds as of December 31, 1998, for both institutional and private clients. Albert Kan is the portfolio manager of the Fund. Mr. Kan joined Jardine Fleming in 1997 as Assistant Director and portfolio manager specializing in Hong Kong and China. Previously, he was Chief Investment Officer of Europe Pacific Advisors, Ltd. where he focused on Hong Kong, China, Taiwan, Singapore, and Malaysia.


Market Information
--------------------------------------------------------------------------------

The Fund is listed on the New York Stock Exchange (symbol JFC).
The share price is published in
--------------------------------------------------------------------------------

o        The Wall Street Journal (daily)
o        The Asian Wall Street Journal (daily)
o        Reuters (page JFC)

The net asset value is published in
--------------------------------------------------------------------------------

o        The Wall Street Journal under "Closed-End Funds" (every
         Monday)
o        The Asian Wall Street Journal under "Closed-End Funds"
         (every Monday)
o South China Morning Post in Hong Kong (first Thursday of every month)
o        Reuters (page JFC)


JARDINE FLEMING
CHINA REGION FUND, INC.

Highlights
--------------------------------------------------------------------------------

                                     December 31, 1998         December 31, 1997
                                            US$                       US$
--------------------------------------------------------------------------------

Net Assets                              $68.3 million             $107.5 million

Net Asset Value Per Share                       $7.50                     $11.81

Final Dividend Per Share                            -                      $0.04

Market Data

Share Price on the
   New York Stock Exchange                      $5.50                      $9.75

Discount to Net Asset Value                     -26.7%                    -17.4%

Total Return for the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Net Asset Value                                        -36.5%
Share Price                                            -43.6%
JFC Benchmark Index*                                   -26.6%
Hong Kong All Ordinaries Index                         -18.2%
Credit Lyonnais Securities Asia
   All China B Index                                   -45.8%
Taiwan Weighted Index                                  -20.5%

Net Asset Value and Share Price vs. Target Index

December 31, 1996 = 100

                    Net Asset Value      Share Price       JFC Benchmark Index*

12/96                    100.00             100.00                100.00
ee                       102.10             104.45                101.89
                         103.98             140.45                103.39
                         100.84             104.45                102.28
                         111.74             112.27                109.34
                         120.05             121.17                113.99

6/97                     128.24             131.12                117.47
                         134.67             136.71                120.53
                         141.02             132.81                124.44
                         126.20             130.58                119.25
                          93.44              91.64                 90.83
                          81.27              88.89                 85.11

12/97                     82.81              87.02                 85.94
                          64.65              83.73                 72.34
                          86.04              92.65                 88.89
                          80.98              84.80                 85.87
                          73.98              78.64                 78.64
                          63.04              63.59                 70.86

6/98                      54.77              56.94                 65.21
                          43.12              46.30                 57.66
                          38.63              31.24                 51.48
                          45.79              42.95                 58.38
                          53.08              52.99                 66.83
                          54.55              55.78                 66.39

12/31/98                  52.59              49.09                 63.06

* This benchmark is composed of the Hong Kong All Ordinaries Index, 60%; Credit Lyonnais Securities Asia All China B Index, 30%; Taiwan Weighted Index, 10%. When calculating benchmark performance, the monthly rebalancing method is used. The Board of Directors established the JFC Benchmark Index in 1997.

Source: Jardine Fleming


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Review
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

     Nineteen ninety-eight was a year of extreme volatility for the Asian stock markets. Financial turmoil in the region came close to triggering a major economic crisis in the third quarter, but this was averted by timely government action and by other developments in the region and globally.

     The magnitude of the swings and surprises in the market throughout 1998 were without precedent, in particular the dramatic change in the outlook for global interest rates and also the decline in the supply of shares available on the Hong Kong market at the end of the third quarter. Although your Fund outperformed the benchmark by 6.9 percentage points in the last quarter, its net asset value and share price still declined by -36.5% and -43.6%, respectively, for the full year. This compared with a return of -26.6% for the JFC Benchmark Index during the period. Your board is concerned about performance and is working with the investment advisor to seek improvement.

     The past year was difficult for the Hong Kong economy. The territory's overall economy continued to deteriorate throughout most of 1998, with consumption and investment spending contracting in the wake of falling property prices, double-digit interbank rates, and the ensuing credit crunch. This resulted in a fall in gross domestic product (GDP) of 5% in 1998 - the most severe economic downturn in 15 years. Unemployment also hit a record high of 5.8% in December. While the local property market and interbank rates began to stabilize in the fourth quarter, it remains to be seen whether the Hong Kong economy can get back on the recovery track within the next 12 months. We expect Hong Kong interest rates to fall further in the course of 1999, which, along with strong end-user demand, should help support the local property market.

     Turning to Mainland China, the economic situation is relatively better than in most other Asian countries, with GDP growth of 7.8% for 1998. However, upon closer inspection, there are still many challenges, such as rising unemployment and slowing exports. We have yet to see the expected positive results from the reform of state-owned enterprises and the banking system.

     Despite all the negatives in the year, the good news for the region is that some positive developments emerged toward year-end. Most notable was a sudden change in the interest rate outlook in the U.S. in the wake of Russia's devaluation and default and a near-collapse of a major hedge fund. There were three interest rate cuts by the Federal Reserve between late September and mid-November that, in turn, resulted in a series of rate cuts in the China region, including Hong Kong. In hindsight, the Hong Kong government's intervention in the stock market in August was timely. However, it significantly distorted the market's supply as more than 10% of its tradable shares are now in government hands. One consequence of this development is that when the Hang Seng Index rebounded in the last quarter on the more favourable interest rate outlook, the magnitude and pace of the rally were exaggerated.

     In response to this changing environment, we have been switching fund assets out of cash into interest rate-sensitive stocks, notably property companies and banks. Since the end of the third quarter, we have also been steadily raising exposure to quality blue chips, which should lead the market rebound. As a result of these portfolio adjustments, the Fund has been outperforming its benchmark since year-end.

     While we do not expect a quick recovery for the region in 1999, the long-term outlook is more reassuring. One way in which China benefits from the recent economic crisis is its ascending status as an economic and political power in Asia, as highlighted by President Clinton's visit to China in July 1998. On the economic front, the appointment of Zhu Rongji to the position of Premier in March 1998 also bodes well for the country's economic restructuring and overall prospects.


JARDINE FLEMING
CHINA REGION FUND, INC.

     We expect the China economy to expand by approximately 7% in 1999.
While exports may face the most difficult environment since 1980, and may fall by as much as 5%, the country's trade account is expected to remain healthy due to declining imports. An estimated trade surplus of US$40 billion should support the renminbi and provide a stable environment for continuing reform of the country's state-owned enterprises and banking sector as well as for its various infrastructure programs. The private sector, which has been a main driving force for China's economic growth in the past, remains robust and its sustained growth should help reduce the country's dependence on state-owned enterprises. All in all, while China's economic numbers in 1999 may not be too encouraging, we expect the quality of the main sectors of its economy to improve, which bodes well for the country's economic competitiveness in 2000 and beyond.

     We will make the necessary adjustments in portfolio strategy to take advantage of the above changes in the broad economic environment. Currently, the portfolio has slightly more Hong Kong blue chip stocks than the benchmark index, and our exposure will be raised further when opportunities arise. The Fund's overall holdings of red chip stocks are also somewhat larger than their representation in the benchmark, which is very small at around 8%. However, we will continue to be very cautious and selective about the red chips, and currently the Fund's focus is on quality companies. The Fund will continue to have lesser holdings of China 'B' shares than the benchmark due to their high illiquidity and vulnerability to continued deflationary pressures in China. As for Taiwan, we are cautious about the banks and the real estate sector but remain comfortable with the growth prospects of the electronics sector, where the Fund's holdings are concentrated.

     Overall, while 1998 was difficult for the region, the worst should be almost over and we expect 1999 to be a better year. The Fund's performance since the fourth quarter of last year has been encouraging, and we expect better rewards in the coming year for long-term investors committed to the China region markets.

Respectfully submitted,




The Rt. Hon. The Earl of Cromer
Chairman

February 12, 1999


JARDINE FLEMING
CHINA REGION FUND, INC.

Major Holdings
--------------------------------------------------------------------------------

At December 31, 1998
--------------------------------------------------------------------------------
                                                                        % of Net
                                                                         Assets
--------------------------------------------------------------------------------

HSBC Holdings                                                                9.8

     Hong Kong's first home-grown international bank with a network of over 3,400 offices in more than 70 countries. Despite its prominent overseas presence, HSBC has been active in pursuing expansion opportunities in the restricted banking sector in China. It is one of the first four banks to be granted a license to conduct renminbi business in the PRC.


Hutchison Whampoa                                                            5.6

     One of Hong Kong's leading conglomerates, controlling 60% and 50% of the container ports in Hong Kong and Shanghai, respectively.
Hutchison should benefit from an increase in PRC exports.


Cheung Kong Holdings                                                         5.2

     One of Hong Kong's premier property companies with significant property developments in Hong Kong and the PRC. Cheung Kong has been discussing numerous property and infrastructure projects in China.


Hang Seng Bank                                                               4.6

     The largest local bank in Hong Kong. Hang Seng Bank is well known for its conservative and prudent management. Apart from capitalizing on HSBC's network in China, Hang Seng Bank has pursued its own expansion in China in recent years with branches and representative offices in major cities.


China Telecom                                                                4.5

     Owns and operates cellular networks business with a combined 98% market share in Guangdong and Zhejiang, China's two richest provinces. With limited competition on the horizon, the company is expected to grow from 2.5 million subscribers in 1997 to 4.6 million in 1999. It is the only listed PRC telecommunications stock in Hong Kong included in the Hang Seng Index.


JARDINE FLEMING
CHINA REGION FUND, INC.

Major Holdings (continued)
--------------------------------------------------------------------------------

At December 31, 1998
--------------------------------------------------------------------------------

                                                                        % of Net
                                                                         Assets
--------------------------------------------------------------------------------

Hong Kong Telecommunications                                                 3.8

     The dominant fixed line and cellular network operator in Hong Kong. It has the best chance of gaining a lucrative position in China via relationships with its existing shareholder, the Ministry of Post and Telecommunications, particularly when China liberalizes its telecommunications market.


Moulin International Holdings                                                3.5

     The largest optical frame manufacturer in Hong Kong. Moulin International has focused on optical frame manufacturing for 38 years. The company's biggest markets are the U.S. and Europe, and it has recently entered China's retail market. Moulin has the exclusive distribution rights for several eyewear brand names.


Sun Hung Kai Properties                                                      3.4

     Hong Kong's premier and largest property company with an investment properties portfolio of over 15 million square feet and a property development landbank in excess of 30 million square feet. Although primarily focused in Hong Kong, SHK Properties has been gradually expanding its property exposure to three strategic locations in China - Beijing, Shanghai, and Guangzhou.


Heilongjiang Electric Power 'B'                                              2.9

     A supplier of electricity, serving predominantly the northeastern provinces. Heilongjiang Electric at present owns one hydroelectric power plant and two coal-fired plants.


CLP Holdings                                                                 2.7

     The franchisee for electricity generation and transmission for the Kowloon and New Territories area. China Light & Power was one of the first Hong Kong companies to pursue investment opportunities in China. Its first such investment was 1979, and it is one of the largest shareholders of a power project in Shandong - one of the largest projects in China. In 1997, China Light established a strategic relationship with CITIC Pacific, which is ultimately owned by the State Council, and now has a 20% stake in CITIC Pacific.

--------------------------------------------------------------------------------
Total Major Holdings                                                        46.0


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Portfolio
--------------------------------------------------------------------------------

At December 31, 1998
--------------------------------------------------------------------------------

                                                    Holdings           Market
                                                   (in shares           Value
Description                                          or par)           (in US$)
--------------------------------------------------------------------------------

Common Stocks (unless otherwise noted)
--------------------------------------------------------------------------------

CHINA (12.1%)
--------------------------------------------------------------------------------

Shanghai Equities (USD) (11.2%)
--------------------------------------------------------------------------------

Industrial Components (1.2%)
   Shanghai Diesel Engine 'B'                      6,884,500          826,140

Leisure & Tourism (2.4%)
*  Huangshan Tourism Development 'B'               6,503,500        1,612,868

Machinery & Engineering (0.9%)
   Shanghai Zhenhua Port Machinery 'B'             1,764,000          624,456

Real Estate (1.3%)
*  Shanghai Lujiazui Finance &
   Trade Zone Development 'B'                      2,844,176          915,825


Transportation - Road & Rail (1.2%)
*  Shanghai Dazhong Taxi 'B'                       1,906,000          804,332

Utilities  - Electrical & Gas (4.2%)
   Heilongjiang Electric Power 'B'                 6,112,350        1,955,952
   Zhejiang Southeast Electric Power 'B'           4,307,000          904,470

                                                                    2,860,422

Total Shanghai Equities                                             7,644,043
--------------------------------------------------------------------------------


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Portfolio (continued)
--------------------------------------------------------------------------------

At December 31, 1998
--------------------------------------------------------------------------------

                                                   Holdings             Market
                                                  (in shares             Value
Description                                         or par)            (in US$)
--------------------------------------------------------------------------------

Shenzhen Equities (HKD) (0.9%)
--------------------------------------------------------------------------------

Business & Public Services (0.9%)
   China Merchant Shekou Port Service 'B'          1,615,960          296,177
   Shenzhen Chiwan Petroleum Supply Base 'B'       2,549,900          345,577

                                                                      641,754

Total Shenzhen Equities                                               641,754
--------------------------------------------------------------------------------

TOTAL CHINA                                                         8,285,797
--------------------------------------------------------------------------------


HONG KONG (71.9%)
--------------------------------------------------------------------------------

Appliances & Household Durables (1.0%)
   Guangdong Kelon Electrical Holdings 'H'           763,000          679,526

Banking (16.0%)
   Bank of East Asia                                 380,000          662,141
   Dao Heng Bank Group                               148,000          457,509
   HSBC Holdings                                     268,400        6,686,096
   Hang Seng Bank                                    350,800        3,135,539

                                                                   10,941,285

Building Materials & Components (1.6%)
   Cheung Kong Infrastructure Holdings               353,000          788,231
   Guangzhou Investment                            2,756,000          273,907

                                                                    1,062,138

Business & Public Services (2.1%)
* New World Infrastructure                           969,800        1,420,728


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Portfolio (continued)
--------------------------------------------------------------------------------

At December 31, 1998
--------------------------------------------------------------------------------

                                                     Holdings         Market
                                                    (in shares         Value
Description                                           or par)        (in US$)
--------------------------------------------------------------------------------

Data Processing & Reproduction (1.0%)
   Legend Holdings                                  1,964,000         690,782

Electrical & Electronics (0.7%)
   Beijing Datang Power Generation 'H'              1,532,000         459,742

Food & Household Products (0.4%)
   Guangnan Holdings                                1,308,000         300,511

Health & Personal Care (3.5%)
   Moulin International Holdings                   19,532,000       2,369,776

Machinery & Engineering (1.3%)
   First Tractor 'H'                                1,588,000         362,792
   Qingling Motors 'H'                              2,210,000         387,939
   Qingling Motors, CB, 3.50%, 1/22/02 (USD)          549,000         164,700

                                                                      915,431

Multi-Industry (12.4%)
   CITIC Pacific                                      357,000         769,516
   Hutchison Whampoa                                  539,000       3,808,954
   Pacific Concord Holdings                        10,232,000       1,307,460
   Shanghai Industrial Holdings                       566,000       1,143,309
   Swire Pacific                                      174,500         781,552
   Wheelock & Co.                                     800,000         640,198

                                                                    8,450,989

Real Estate (13.9%)
   Cheung Kong Holdings                               491,000       3,533,126
   China Overseas Land & Investment                 2,662,000         357,334
   China Resources Beijing Land                     2,616,000         651,670
   China Resources Enterprise                         488,000         762,146
   Henderson Land Development                         227,000       1,174,906
   Hysan Development                                  487,000         726,012
   Sun Hung Kai Properties                            318,000       2,319,041

                                                                    9,524,235


JARDINE FLEMING
CHINA REGION FUND, INC.


Investment Portfolio (continued)
--------------------------------------------------------------------------------

At December 31, 1998
                                                      Holdings         Market
                                                     (in shares        Value
Description                                            or par)        (in US$)
--------------------------------------------------------------------------------

Telecommunications (8.4%)
*  China Telecom                                      1,796,000     3,106,304
   Hong Kong Telecommunications                       1,494,000     2,612,899

                                                                    5,719,203

Transportation  - Road & Rail (3.3%)
   Anhui Expressway 'H'                               4,150,000       487,441
   Shenzhen Expressway 'H'                            3,272,000       760,184
   Zhejiang Expressway 'H'                            4,945,000     1,002,072

                                                                    2,249,697

Transportation  - Shipping (1.6%)
   Cosco Pacific                                      1,574,000       655,190
   Shun Tak Holdings                                  2,394,000       451,138

                                                                    1,106,328

Utilites - Electrical & Gas (3.8%)
   CLP Holdings                                         375,000     1,868,321
   Hong Kong & China Gas                                577,000       733,576

                                                                    2,601,897

Wholesale & International Trade (0.9%)
   Ng Fung Hong                                         698,000       626,142

TOTAL HONG KONG                                                    49,118,410
--------------------------------------------------------------------------------


TAIWAN (13.3%)
--------------------------------------------------------------------------------

Data Processing & Reproduction (6.2%)
   Asustek Computer                                      82,000       766,046
   Compal Electronics                                   463,000     1,508,845
*  Compal Electronics, Rights, 1/22/99                      926           719
   Inventec                                             193,000       766,729
   Mitac International                                  806,000     1,200,745
*  Mitac International, Rights, 1/8/99                   51,628        12,819

                                                                    4,255,903


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Portfolio (continued)
--------------------------------------------------------------------------------

At December 31, 1998
--------------------------------------------------------------------------------

                                                       Holdings        Market
                                                      (in shares       Value
Description                                             or par)       (in US$)
--------------------------------------------------------------------------------

Electrical & Electronics (1.3%)
   Taiwan Semiconductor Manufacturing                   401,000       883,644

Electronic Components, Instruments (1.8%)
   D-Link                                               276,000       646,741
   WUS Printed Circuit                                  241,400       546,027

                                                                    1,192,768
Insurance (1.9%)
   Cathay Life Insurance                                401,000     1,294,351

Textiles & Apparel (2.1%)
   Far Eastern Textile                                1,741,000     1,421,114

TOTAL TAIWAN                                                        9,047,780
--------------------------------------------------------------------------------


TIME DEPOSITS (1.7%)
--------------------------------------------------------------------------------

   Citibank, N.A., 4.625%, 1/4/99 (USD)               1,140,000     1,140,000

TOTAL TIME DEPOSITS                                                 1,140,000
--------------------------------------------------------------------------------


TOTAL INVESTMENTS
   (99.0% of Net Assets) (Cost $77,337,416)                        67,591,987
================================================================================

Other assets less liabilities                                         696,949
================================================================================

NET ASSETS                                                         68,288,936
================================================================================


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Portfolio (continued)
--------------------------------------------------------------------------------

At December 31, 1998
--------------------------------------------------------------------------------

Aggregate cost is substantially the same for Federal income tax purposes. The aggregate unrealized gain (loss) for all securities is as follows:

Excess of market value over cost                                      4,941,066
Excess of cost over market value                                    (14,686,495)

Net unrealized loss                                                  (9,745,429)
================================================================================

  HKD  Hong Kong dollar
  USD  U.S. dollar
   CB  Convertible Bond
    *  Non-income producing

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

At December 31, 1998
--------------------------------------------------------------------------------

                                                                        (in US$)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments at value (Note 2) (cost $77,337,416)                     67,591,987
Cash and foreign currencies                                             693,210
Receivable for securities sold                                          231,381
Dividends receivable                                                     83,526
Interest receivable                                                      17,880
Prepaid insurance premium                                                15,939
--------------------------------------------------------------------------------

Total Assets                                                         68,633,923

Liabilities
--------------------------------------------------------------------------------

Accrued expenses payable                                                261,288
Due to investment advisor (Note 5)                                       83,699
--------------------------------------------------------------------------------

Total Liabilities                                                       344,987

Net Assets                                                           68,288,936
================================================================================

Net assets consist of:

Common stock, $0.01 par value
   (100,000,000 shares authorized;
   9,101,372 shares issued and outstanding)                              91,014
Paid-in capital                                                     136,030,145
Accumulated net investment income, net of distributions                 188,258
Accumulated realized gain (loss) on investments
   and foreign currency transactions, net of distributions          (58,285,450)
Net unrealized gain (loss) on investments,
   foreign currency holdings, and other assets
   and liabilities denominated in foreign currencies                 (9,735,031)
--------------------------------------------------------------------------------

Net Assets                                                           68,288,936
================================================================================

Net Asset Value Per Share ($68,288,936 / 9,101,372)                        7.50
================================================================================

See accompanying notes to financial statements.



JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Operations
--------------------------------------------------------------------------------

Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                                        (in US$)
--------------------------------------------------------------------------------
Investment Income (Note 2)
--------------------------------------------------------------------------------

Dividends (net of foreign taxes of $2,032)                            1,898,798
Interest (net of foreign taxes of $6,069)                               237,642
--------------------------------------------------------------------------------

Total Investment Income                                               2,136,440

Expenses
--------------------------------------------------------------------------------
Investment advisory fee (Note 5)                                      1,079,952
Administration and accounting fees (Note 5)                             303,502
Custodian fees                                                          201,635
Directors' fees and expenses                                            147,684
Audit and legal fees                                                     66,031
Shareholder report and meeting expenses                                  60,382
Other expenses                                                           88,996
--------------------------------------------------------------------------------

Total Expenses                                                        1,948,182
--------------------------------------------------------------------------------

Net Investment Income                                                   188,258
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------

Net realized gain (loss) (Note 2)
   Investments                                                      (45,702,880)
   Foreign currency transactions                                       (106,194)
Net change in unrealized gain (loss) (Note 2)
   Investments                                                        6,397,644
   Foreign currency holdings and other assets and liabilities
     denominated in foreign currencies                                   17,253
--------------------------------------------------------------------------------

Net realized and unrealized gain (loss)                             (39,394,177)
--------------------------------------------------------------------------------

Net Decrease in Net Assets Resulting From Operations                (39,205,919)
================================================================================

See accompanying notes to financial statements.



JARDINE FLEMING
CHINA REGION FUND, INC.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                             Year Ended           Year Ended
                                         December 31, 1998     December 31, 1997
                                              (in US$)              (in US$)
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

   Operations
      Net investment income                    188,258               (75,506)
      Net realized gain (loss)
        on investments                     (45,702,880)           13,973,620
      Net realized loss on foreign
        currency transactions                 (106,194)             (168,898)
      Net change in unrealized gain
      (loss) on investments, foreign
      currency holdings and other
      assets and liabilities denominated
      in foreign currencies                  6,414,897           (36,094,424)
--------------------------------------------------------------------------------

      Net increase (decrease) in net
      assets resulting from operations     (39,205,919)          (22,365,208)
--------------------------------------------------------------------------------

Dividends to Shareholders:
--------------------------------------------------------------------------------

      From net investment income
      (Note 2)                                       -              (364,032)
--------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets    (39,205,919)          (22,729,240)
      Net Assets:
      Beginning of period                  107,494,855           130,224,095
--------------------------------------------------------------------------------

      End of period                         68,288,936           107,494,855
================================================================================

See accompanying notes to financial statements.



JARDINE FLEMING
CHINA REGION FUND, INC.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                       For the             For the               For the              For the             For the
                                     Year Ended          Year Ended            Year Ended           Year Ended           Year Ended
                                     December 31,        December 31,          December 31,         December 31,        December 31,
                                        1998                1997                  1996                 1995                 1994
                                      (In US$)            (In US$)              (In US$)             (In US$)             (In US$)
------------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
------------------------------------------------------------------------------------------------------------------------------------

Net asset value,
   beginning of period                  11.81               14.31                 11.17                12.58                22.58

Offering costs
   charged to paid-in
   capital Note 4)                          -                   -                     -                    -                (0.06)
------------------------------------------------------------------------------------------------------------------------------------

                                        11.81               14.31                 11.17                12.58                22.52
------------------------------------------------------------------------------------------------------------------------------------

Net investment
   income                                0.02               (0.01)                 0.03                 0.07                 0.05

Net realized and unrealized gain
   (loss) on investment and foreign
   currency-related transactions        (4.33)              (2.45)                 3.13                (1.39)               (8.51)
------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations        (4.31)              (2.46)                 3.16                (1.32)               (8.46)
------------------------------------------------------------------------------------------------------------------------------------

Less distributions

   Dividends from net
   investment income                        -               (0.04)                (0.02)               (0.09)               (0.03)
   Distributions from capital gains         -                   -                     -                    -                (1.45)
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                         -               (0.04)                (0.02)               (0.09)               (1.48)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period           7.50               11.81                 14.31                11.17                12.58
====================================================================================================================================

Market value, end of period              5.50                9.75                 11.38                10.00                11.25
====================================================================================================================================

Total Investment Return

   Per share market value              (43.6%)             (13.9%)                13.9%               (10.3%)              (52.5%)#
   Per share net asset value           (36.5%)             (17.2%)                28.3%               (10.5%)              (38.9%)#

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period          68,288,936         107,494,855           130,224,095          101,647,112          114,523,459
Ratio of expenses to
   average net assets                   2.49%               1.68%                 2.18%                2.22%                2.01%

Ratio of net investment income
   to average net assets                0.24%              (0.05%)                0.26%                0.60%                0.35%

Portfolio turnover rate                111.9%             102.60%                44.40%               44.90%               71.20%

Number of shares outstanding at
   end of period (in thousands)         9,101               9,101                 9,101                9,101                9,101

# Adjusted to exclude the dilutive effect of the rights offering completed January 5, 1994.

See accompanying notes to financial statements.



JARDINE FLEMING
CHINA REGION FUND, INC.

Notes to Financial Statements
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

1.     Organization and Capital

       Jardine Fleming China Region Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.     Significant Accounting Policies

       The following significant accounting policies, which are in conformity with generally accepted accounting principles of the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

       The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

       i)    Security Valuation

             All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

       ii)   U.S. Federal Income Taxes

             No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Fund has capital loss carryforwards for federal income tax purposes of $54,679,011, of which $7,825,208 expires in 2004 and
             $46,853,803 expires in 2006. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

       iii)  Foreign Currency Translation

             The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

             o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

             o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions

             Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the realized and unrealized gain (loss) on investments arising as a result of changes in the foreign exchange rates from that portion arising from changes in the market prices of the securities sold during the period or held at period-end. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments.

       iv)   Distribution of Income and Gains

             The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

             Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

       v)    Other

             Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

3.     Investment Transactions

       Consistent with its investment objective, the Fund engages in the following practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

       i)   Foreign Transactions

            Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

       ii)  Other

            During the year ended December 31, 1998, the Fund made purchases of $85,106,794 and sales of $82,496,410 of investment securities other than short-term investments. There were no purchases or sales of U.S.government securities.

4.     Rights Offering

       As of the close of business on December 8, 1993, the Fund issued to shareholders rights entitling the holders thereof to subscribe for an aggregate of 2,269,109 shares at a rate of one share of common stock for each three rights held. The subscription price per share was $19.50.

       The offer expired on January 5, 1994. At the expiration date the offer was fully subscribed and 2,269,109 shares were subsequently issued. Net proceeds (after sales loads and other expenses) received by the Fund aggregated approximately $42,000,000. The net asset value per share at December 31, 1993, assuming that the 2,269,109 shares had been issued as of that date, was $22.58.

5.     Related Party Transactions

       i) Jardine Fleming International Management Inc. ( the "Adviser"), provides investment advisory services to the Fund under the terms of an investment advisory agreement. Under the investment advisory agreement, the Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.50% of the first $50 million, 1.25% of the next $25 million and 1.00% of the excess over $75 million of the Fund's weekly net assets. The Adviser is an affiliate of the Fund.

       ii) T. Rowe Price Services, Inc. (the "Administrator") provides administrative services to the Fund under an Administrative Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next $250 million and 0.05% of the excess over $500 million of the Fund's average weekly net assets, subject to a minimum annual fee of $200,000, plus reimbursement for certain out-of-pocket expenses. The Administrator also receives an annual fee of $91,000 for fund accounting services pursuant to an Accounting Services Agreement. At December 31, 1998, $50,267 was payable to the Administrator.

       iii) During the year ended December 31, 1998, the Fund paid $77,925 in brokerage commissions to Jardine Fleming Broking Ltd. and Jardine Fleming Securities Ltd., affiliated brokers/dealers.



JARDINE FLEMING
CHINA REGION FUND, INC.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Jardine Fleming
China Region Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming China Region Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999


Year 2000 Processing Issue (unaudited)
--------------------------------------------------------------------------------

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it has implemented and will continue to implement steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Investment Adviser is questioning third parties to assess the adequacy of their Year 2000 compliance efforts. The Investment Adviser intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. Based on the Investment Adviser's reports, the Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.



JARDINE FLEMING
CHINA REGION FUND, INC.

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") whereby:

a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact:

1)     State Street Bank                        2)  T. Rowe Price Services, Inc.
       & Trust Company                     or       Telephone No: 800-638-8540
       (the Plan Agent):                            (toll free)
       P. O. Box 8200
       Boston, Massachusetts 02266-8200
       Telephone No: 800-426-5523 (toll free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.



JARDINE FLEMING
CHINA REGION FUND, INC.

Directors and Administration
--------------------------------------------------------------------------------

Officers and                      The Rt. Hon. The Earl of Cromer - Director,
   Directors                      President, and Chairman of the Board
                                  Martin G. Barrow - Director
                                  S. M. Chung - Director
                                  A. Douglas Eu - Director and Treasurer
                                  Alexander R. Hamilton - Director
                                  Ng Yook Man - Director
                                  Julian M. I. Reid - Director
                                  Emmett J. Rice - Director
                                  Loh Cheen Yeen - Secretary
                                  Henry H. Hopkins - Assistant Secretary

Investment Adviser                Jardine Fleming International Management Inc.
                                  P.O. Box 3151
                                  Road Town, Tortola
                                  British Virgin Islands

Administrator                     T. Rowe Price Services, Inc.
                                  100 East Pratt Street
                                  Baltimore, Maryland 21202
                                  U.S.A.

Custodian                         Citibank N.A.
                                  New York:
                                  111 Wall Street, 16th Floor
                                  New York, New York 10005
                                  U.S.A.

                                  Hong Kong:
                                  Citibank Tower
                                  Citibank Plaza
                                  3 Garden Road
                                  Hong Kong

Independent                       PricewaterhouseCoopers LLP
   Accountants                    250 West Pratt Street
                                  Baltimore, Maryland 21201 U.S.A.

Legal Counsel                     Cleary, Gottlieb, Steen & Hamilton
                                  New York:
                                  1 Liberty Plaza, 43rd Floor
                                  New York, New York 10006
                                  U.S.A.

                                  Hong Kong:
                                  39th Floor, Bank of China Tower
                                  1 Garden Road
                                  Hong Kong

Registrar,                        State Street Bank & Trust Company
   Transfer Agent,                P. O. Box 8200
   and Dividend                   Boston, Massachusetts 02266-8200
   Paying Agent                   U.S.A.